United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 28, 2026

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule

12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 28, 2026, WWC, P.C. (“WWC”) notified the management and Audit Committee of Triller Group Inc., a Delaware corporation (the “Company”) of its decision to resign as the independent registered public accounting firm of the Company, effectively immediately. Although their audit was not designed to identify or detect violations of law or fraud, WWC’s resignation was not a result of any violation of law or fraud of the Company identified during its audit procedures to date.

WWC was previously engaged by the Company to audit the Company’s consolidated financial statements for the year ended December 31, 2024. WWC’s report on the financial statements of the Company for the year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principle, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended December 31, 2024 and the subsequent interim period from January 1, 2026 to January 28, 2026, (i) there were no disagreements between the Company and WWC with respect to any matter related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused WWC to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K except for the material weakness described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The Company has provided WWC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that WWC furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not WWC agrees with the above statements. A copy of such letter, dated February 2, 2026, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from WWC, P.C.
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: February 2, 2026

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